SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2001

KOGER EQUITY, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA

State or Other Jurisdiction of Incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

433 PLAZA REAL, SUITE 335 BOCA RATON, FLORIDA	33432

(Address of Principal Executive Offices)	(Zip Code)

(561) 395-9666

(Registrant’s Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Reports)

Item 9. Regulation FD Disclosure

Koger Equity, Inc. announced that its Board of Directors declared a capital gain distribution in the form of a special dividend of $1.74 per share to be paid on January 15, 2002, to shareholders of record on December 28, 2001, more particularly described in its News Release, dated December 17, 2001, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 904-538-8871 or visit its Web site at www.koger.com.

Item 7. Financial Statements and Exhibits.

              (c)  Exhibits

Exhibit
Number	Description of Exhibit

99	Koger Equity, Inc. News Release, dated December 17, 2001.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KOGER EQUITY, INC.

Dated:	December 19, 2001	By: /s/ James L. Stephens

James L. Stephens

Title: Vice President and Chief Accounting Officer

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EXHIBIT INDEX

The following designated exhibit is filed herewith:

Exhibit
Number	Description of Exhibit

99	Koger Equity, Inc. News Release, dated December 17, 2001.

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